Exhibit 99.2

February 17, 2017

Safe Harbor Statement T his presentation contains what the company believes are forward - looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the company may have limited or no control. Information on certain of these risk factors and additional information on forward - looking statements are included in the company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10 - K, quarterly reports on Form 10 - Q, current reports on Form 8 - K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 3

Net Sales by Segment Q4 2016 Q4 2015 Change from Prior Year Americas Tire $ 694 $ 711 - 2.4% International Tire 124 101 23.0% Eliminations (34) (36) 6.1% Total Company $ 784 $ 776 1.1% Operating Profit by Segment OP % OP % Americas Tire $ 116 16.8 $ 122 17.1 $ (6) International Tire 1 1.1 (7) - 7.3 9 Corporate (12) (12) 0 Eliminations (0) 0 (1) Total Company $ 105 13.4 $ 103 13.2 $ 3 Earnings Per Share (diluted) from continuing operations attributable to common stockholders $ 1.28 $ 1.04 $ 0.24 Cash and Cash Equivalents $ 504 $ 505 $ (1) Three Months Ended December 31, 2016 Financial Performance Highlights 4 Amounts are unaudited and may not add due to rounding.. (millions USD, except EPS)

Year Ended December 31, 2016 Financial Performance Highlights 5 (millions USD, except EPS) Net Sales by Segment Year Ended December 31, 2016 Year Ended December 31, 2015 Change from Prior Year Americas Tire $ 2,600 $ 2,685 - 3.1% International Tire 464 452 2.7% Eliminations (139) (164) 14.8% Total Company $ 2,925 $ 2,973 - 1.6% Operating Profit by Segment OP % OP % Americas Tire $ 440 16.9 $ 423 15.8 $ 17 International Tire 6 1.3 (19) - 4.2 25 Corporate (60) (52) (8) Eliminations (1) 3 (4) Total Company $ 384 13.1 $ 354 11.9 $ 30 Earnings Per Share (diluted) from continuing operations attributable to common stockholders $ 4.51 $ 3.69 $ 0.82 Cash and Cash Equivalents $ 504 $ 505 $ (1) Amounts may not add due to rounding..

6 CTB Raw Material Price Index North America 0 50 100 150 200 250 300 Q4 2016 Average = 147.0 Q1 2017 is an estimate

6 6 6 3 103 105 14 1 4 - 50 100 150 ($millions) ($millions) Operating Profit Walk Total Company Q4 2015 to Q4 2016 (8) Net Price/Mix vs. Raw Materials $3 7 Amounts are unaudited and may not add due to rounding. * Raw material costs are inclusive of tariffs, including the preliminary tariffs on truck and bus radial tires imported from China into the United States.

2 8 3 3 122 116 18 1 3 - 150 ($millions) ($millions) Operating Profit Walk Americas Tire Operations Q4 2015 to Q4 2016 8 $(6) (16) Net Price/Mix vs. Raw Materials Amounts are unaudited and may not add due to rounding. * Raw material costs are inclusive of tariffs, including the preliminary tariffs on truck and bus radial tires imported from China into the United States .

5 4 7 1 4 2 3 (25) - 25 ($millions) Operating Profit Walk International Tire Operations Q4 2015 to Q4 2016 Amounts are unaudited and may not add due to rounding. 9 9 Net Price/Mix vs. Raw Materials $8

Non - GAAP Measures 10 Non - GAAP financial measures should be considered in addition to, not as a substitute for, operating profit, net income, earnings per share, total debt or other financial measures prepared in accordance with generally accepted accounting principles (“ GAAP”). The Company’s methods of determining these non - GAAP financial measures may differ from the methods used by other companies for these or similar non - GAAP financial measures. Accordingly, these non - GAAP financial measures may not be comparable to measures used by other companies. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company’s GAAP and non - GAAP financial results were posted, by incorporation within this presentation, on the Company’s Investor Relations website at http :// coopertire.com/investors.aspx on the day the Company’s operating and financial results were announced for the quarter ended December 31, 2016 and management presented certain non - GAAP financial measures during a conference call with analysts and investors. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company’s earnings releases and annual and quarterly SEC filings.

Non - GAAP Measures 11 Return on Invested Capital (ROIC) Management is using non - GAAP financial measures in this document because it considers them to be important supplemental measures of the Company’s performance. Management also believes that these non - GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operating performance. The Company defines ROIC as the trailing four quarters’ net income before interest, after tax, divided by the total invested capital, which is the average of ending debt and equity for the last five quarters. The Company believes ROIC is a useful measure of how effectively the Company uses capital to generate profits. Calculation of Return on Invested Capital January 1, 2016 – December 31, 2016 Operating profit $ 384 Provision for income taxes (116) Net interest tax effect (7) Net operating profit after tax $ 262 Total invested capital $ 1,387 Return on invested capital 18.9% (millions USD)

Non - GAAP Measures 12 Calculation of Trailing Four Quarter Income and Expense Inputs Quarter - ended: Operating profit Provision for income taxes Income before income taxes Interest expense Interest income Net interest e xpense March 31, 2016 $ 91 $ (28) $ 87 $ (7) $ 1 $ (6) June 30, 2016 110 (35) 106 (6) 1 (5) September 30, 2016 78 (24) 74 (7) 1 (6) December 31, 2016 105 (29) 100 (7) 1 (5) Total $ 384 $ (116) $ 367 $ (27) $ 4 $ (22) Trailing Four Quarter Net Interest Tax Effect Income before income taxes $ 367 Provision for income taxes (116) Effective income tax rate - 31.5% Net interest expense (22) Net interest tax effect $ 7 (millions USD)

Non - GAAP Measures 13 Calculation of Total Invested Capital Five Quarter Average Equity Long - term debt Current portion of long - term debt Short - term notes payable Total invested capital December 31, 2015 $ 1,018 $ 296 $ 1 $ 12 $ 1,327 March 31, 2016 1,054 296 1 8 1,358 June 30, 2016 1,085 296 1 4 1,386 September 30, 2016 1,097 296 1 12 1,405 December 31, 2016 1,130 297 2 26 1,456 Average Balance $ 1,077 $ 296 $ 1 $ 12 $ 1,387 (millions USD)

Non - GAAP Measures 14 Adjusted Operating Profit, Earnings and Earnings per Share Management is using non - GAAP financial measures in this document because it considers them to be important supplemental measures of the Company’s performance. The Company uses adjusted operating profit, net income and earnings per share to evaluate the performance of the Company’s operations exclusive of certain items affecting comparability of results from period to period. The Company believes that information about operating profit, net earnings and earnings per share exclusive of these items is useful to investors, particularly where the impact of the excluded items is significant in relation to reported earnings, because the measure allows for comparability between periods of the operating performance of the Company’s business and allows investors to evaluate the impact of the excluded items separately from the impact of the operations of the business . Year ended December 31, 2016 wwwwwwwwwwwww Net Sales Cost of products sold Gross profit Selling, general and administrative expense Pension settlement charges Operating profit Operating profit % Reported (GAAP) $ 2,925 $ 2,273 $ 652 $ 256 $ 12 $ 384 13.1% Pension settlement charge $ - $ - $ - $ - $ (12) $ 12 - Adjusted (Non - GAAP) $ 2,925 $ 2,273 $ 652 $ 256 $ - $ 397 13.6% (millions USD)

Non - GAAP Measures 15 Year ended December 31, 2016 vvvvvvvvvvvvvvvvv Income before income taxes Provision for income taxes Net income Net income attributable to noncontrolling shareholder interests Net income attributable to Cooper Tire & Rubber Company Reported (GAAP) $ 367 $ 116 $ 251 $ 3 $ 248 Pension settlement charges $ 12 $ 4 $ 8 $ - $ 8 Adjusted (Non - GAAP) $ 379 $ 120 $ 260 $ 3 $ 257 Year ended December 31, 2016 wwwwwwwwwwwwww Net income attributable to Cooper Tire & Rubber Company Weighted average number of shares outstanding - Diluted Diluted earnings per share Reported (GAAP) $ 248 55,090 $ 4.51 Pension settlement charges $ 8 - $ - Adjusted (Non - GAAP) $ 257 55,090 $ 4.66 (millions USD, except EPS)

Risks

It is possible that actual results may differ materially from projections or expectations due to a variety of factors, including but not limited to:

- volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas or the unavailability of such raw materials or energy sources;
- the failure of the company's suppliers to timely deliver products in accordance with contract specifications;
- changes to tariffs or the imposition of new tariffs or trade restrictions, including changes related to the anti-dumping and countervailing duties for passenger car and light truck tires imported into the United States from China; and any duties from the investigation into truck and bus tires imported into the United States from China
- changes in economic and business conditions in the world;
- increased competitive activity including actions by larger competitors or lower-cost producers;
- the failure to achieve expected sales levels;
- changes in the company's customer relationships, including loss of particular business for competitive or other reasons;
- the ultimate outcome of litigation brought against the company, product liability claims, which could result in commitment of significant resources and time to defend and possible material damages against the company or other unfavorable outcomes;
- a disruption in, or failure of, the company's information technology systems, including those related to cyber security, could adversely affect the company's business operations and financial performance;
- changes in pension expense and/or funding resulting from investment performance of the company's pension plan assets and changes in discount rate, and expected return on plan assets assumptions, or changes to related accounting regulations;
- government regulatory and legislative initiatives including environmental, healthcare and tax matters;
- volatility in the capital and financial markets or changes to the credit markets and/or access to those markets;
- A variety of factors, including market conditions, may affect the actual amount expended on stock repurchases; the company's ability to consummate stock repurchases; changes in the company's results of operations or financial conditions or strategic priorities may lead to a modification, suspension or cancellation of stock repurchases, which may occur at any time;
- changes in interest or foreign exchange rates;
- an adverse change in the company's credit ratings, which could increase borrowing costs and/or hamper access to the credit markets;
- failure to implement information technologies or related systems, including failure by the company to successfully implement an ERP system;
- the risks associated with doing business outside of the United States;
- the failure to develop technologies, processes or products needed to support consumer demand;
- technology advancements;
- the inability to recover the costs to develop and test new products or processes;
- the impact of labor problems, including labor disruptions at the company, its joint ventures, or at one or more of its large customers or suppliers;
- failure to attract or retain key personnel;
- consolidation among the company's competitors or customers;
- inaccurate assumptions used in developing the company's strategic plan or operating plans or the inability or failure to successfully implement such plans;
- risks relating to acquisitions including the failure to successfully integrate them into operations or their related financings may impact liquidity and capital resources;
- changes in the company's relationship with its joint-venture partners or suppliers, including any changes with respect to its former CCT joint venture's production of Cooper-branded products;
- the ability to find sufficient alternative sources for products supplied by CCT;
- the inability to obtain and maintain price increases to offset higher production or material costs;
- inability to adequately protect the company's intellectual property rights; and
- inability to use deferred tax assets.

COOPERTIRES

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